Exhibit 10.2

EXECUTION COPY

SUPPLEMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This SUPPLEMENT, dated as of January 26, 2007 (this “Supplement”), to the Existing Credit Agreement referred to below, is among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the “Borrower”), certain Lenders (such term, and other capitalized terms used in this Supplement, to have the meanings set forth in Section I below) and The Bank of Nova Scotia, as the Administrative Agent for the Lenders, with Credit Suisse Securities (USA) LLC and JPMorgan Securities Inc. acting as Joint Bookrunners and Joint Lead Arrangers for the Term A-1 Loans and the Term B Loans, and Bank of America, N.A. and Fortis Capital Corp., acting as Co-Documentation Agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as further amended, supplemented or otherwise modified on or prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the Lenders and the Administrative Agent, the Lenders made (and remain committed to make) Credit Extensions to the Borrower; and

WHEREAS, pursuant to clause (b) of Section 2.1.6 of the Existing Credit Agreement, the Borrower has requested (i) up to $700,000,000 of loans to be provided under a new tranche of term loans (the “Term A-1 Loans”), of which $135,000,000 will be provided on the Supplement Effective Date and up to $565,000,000 will be provided on the Delayed Draw Date and (ii) $500,000,000 of loans to be provided under a new tranche of term loans (the “Term B Loans”) on the Supplement Effective Date, and this Supplement is being executed and delivered to evidence the terms of, and give effect to the making of, such Term A-1 Loans and Term B Loans;

NOW, THEREFORE, in consideration of the agreements herein contained and pursuant to Section 2.1.6 of the Existing Credit Agreement, the Existing Credit Agreement is hereby supplemented as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Supplement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Delayed Draw Amount” means the aggregate principal amount of up to $565,000,000 of Term A-1 Loans.

“Delayed Draw Date” means the date (which shall be no later than February 16, 2007) on which the Borrowing of the Delayed Draw Amount is made following the Supplement Effective Date.

“Existing Credit Agreement” is defined in the first recital.

“Initial Term A-1 Loan Amount” means the aggregate principal amount of $135,000,000 of Term A-1 Loans.

“Supplement” is defined in the preamble.

“Supplement Effective Date” is defined in Section 3.1.

“Term A-1 Loan Commitment” is defined in Section 2.1(a).

“Term B Loan Commitment” is define in Section 2.1(b).

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Supplement with such meanings.

ARTICLE II

TERMS OF TERM A-1 LOANS AND TERM B LOANS

SECTION 2.1. Commitment. Subject to the terms hereof, the Borrower, the Lenders party to this Supplement and the Administrative Agent agree that:

(a) in a single Borrowing occurring on the Supplement Effective Date, each Lender that has a Term A-1 Loan Commitment will make Term A-1 Loans to the Borrower in an amount equal to such Lender’s Percentage of the Initial Term A-1 Loan Amount, and in a single Borrowing occurring on the Delayed Draw Date, each Lender that has a Term A-1 Commitment will make Term A-1 Loans to the Borrower in an amount equal to such Lender’s Percentage of the Delayed Draw Amount (with the commitment of each such Lender described in this clause (a) referred to as its “Term A-1 Loan Commitment”) and no commitment fees shall be payable to any Lenders in respect of the Delayed Draw Amount;

(b) in a single Borrowing occurring on the Supplement Effective Date, each Lender that has a Term B Loan Commitment will make Term B Loans to the Borrower in an amount equal to such Lender’s Percentage of the aggregate amount of the Borrowing of Term B Loans requested by the Borrower to be made on such day (with the commitment of each such Lender described in this clause (b) referred to as its “Term B Loan Commitment”);

(c) each applicable Lender’s Percentage of Term A-1 Loans and/or Term B Loans shall initially be as set forth opposite its name on Schedule II hereto under the applicable column heading and such Schedule II hereto shall be deemed to supplement Schedule II to the Existing Credit Agreement; and

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(d) no amounts paid or prepaid with respect to any Term A-1 Loans or Term B Loans may be reborrowed.

SECTION 2.2. Lenders Not Permitted or Required to Make Loans. No Lender shall be permitted or required to, and the Borrower shall not request that any Lender, make (a) any Term A-1 Loan if, after giving effect thereto, the aggregate original principal amount of all the Term A-1 Loans (i) of all Lenders would exceed the Term A-1 Loan Commitment Amount or (ii) of such Lender would exceed such Lender’s Percentage of the Term A-1 Loan Commitment Amount or (b) any Term B Loan if, after giving effect thereto, the aggregate original principal amount of all the Term B Loans (i) of all Lenders would exceed the Term B Loan Commitment Amount or (ii) of such Lender would exceed such Lender’s Percentage of the Term B Loan Commitment Amount.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Supplement shall become effective on the date (the “Supplement Effective Date”) when all of the conditions set forth in this Article have been satisfied.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Supplement, executed on behalf of the Borrower, the Sole Lead Arranger, the Administrative Agent and each Lender that will initially make the Term A-1 Loans and/or the Term B Loans.

SECTION 3.1.2. Resolutions, etc. The Administrative Agent shall have received from the Borrower (x) a copy of a good standing certificate dated a date reasonably close to the Supplement Effective Date and (y) a certificate, dated the Supplement Effective Date, of its Secretary or Assistant Secretary as to:

(a) resolutions of the Borrower’s Board of Directors then in full force and effect authorizing the execution, delivery and performance of (i) this Supplement, (ii) the Amendment and (iii) the Notes evidencing, and the borrowing of, the Term A-1 Loans and the Term B Loans; and

(b) the incumbency and signatures of the Borrower’s Authorized Officers authorized to execute and deliver this Supplement and the Notes evidencing the Term A-1 Loans and the Term B Loans;

upon which certificate each Lender may conclusively rely until such Lender shall have received a further certificate of the Borrower canceling or amending the prior certificate.

SECTION 3.1.3. Delivery of Notes. The Administrative Agent shall have received a Note for the account of each applicable Lender that has requested a Note evidencing such Lender’s Term A-1 Loans or Term B Loans, duly executed and delivered by an Authorized Officer of the Borrower.

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SECTION 3.1.4. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent substantially in the form of Exhibit A hereto, dated the Supplement Effective Date and duly executed by an Authorized Officer of each Guarantor.

SECTION 3.1.5. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Supplement Effective Date and addressed to the Administrative Agent and all Lenders, from:

(a) Simpson Thacher & Bartlett LLP, New York counsel to the Borrower and each other Obligor, in form and substance satisfactory to the Administrative Agent; and

(b) Hunton & Williams LLP, Virginia counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

SECTION 3.1.6. Fees and Expenses, etc. The Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Section 11.3 of the Existing Credit Agreement or otherwise owing to a Lender in connection with the making of the Loans contemplated by this Supplement.

SECTION 3.1.7. First Amendment to Existing Credit Agreement. Prior to, or contemporaneous with, the effectiveness of this Supplement, the First Amendment to the Existing Credit Agreement, in form and substance satisfactory to the Sole Lead Arranger, shall have been executed and delivered by the requisite parties and all conditions precedent to its effectiveness shall have been (or, contemporaneous with the effectiveness of this Supplement, will be) satisfied.

SECTION 3.2. Delayed Draw Date. On the Delayed Draw Date, (a) the Affiliate Purchase shall be consummated simultaneously with the funding of the Delayed Draw Amount and (b) the Joint Lead Arrangers shall receive all fees, costs and expenses owing to them, including, without limitation, pursuant to the terms of their fee letter with the Borrower, dated January 8, 2007.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lenders and the Administrative Agent to enter into this Supplement, and to make the Term A-1 Loans and the Term B Loans on the Supplement Effective Date, the Borrower represents and warrants such Persons as set forth below.

SECTION 4.1. Validity, etc. This Supplement (and the Existing Credit Agreement as supplemented hereby) constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 4.2. Representations and Warranties, etc. Both before and after giving effect to this Supplement, the representations and warranties contained in Section 5.2.1 of the Existing

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Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 4.3. Liens Unimpaired. After giving effect to this Supplement and the incurrence of the Term A-1 Loans and the Term B Loans, neither the modification of the Existing Credit Agreement effected pursuant to this Supplement nor the execution, delivery, performance or effectiveness of this Supplement and the incurrence of the Debt represented by the Term A-1 Loans and the Term B Loans:

(a) impairs the validity, effectiveness or priority of the Liens granted in favor of the Secured Parties pursuant to the Loan Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including any Obligations arising in connection with the making of the Term A-1 Loans and the Term B Loans), whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Cross-References. References in this Supplement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Supplement.

SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This Supplement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SECTION 5.3. Successors and Assigns. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11 of the Existing Credit Agreement.

SECTION 5.4. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 5.5. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.

By:	/s/ Jeffery A. Fiarman
Name:	Jeffery A. Fiarman
Title:	Secretary

THE BANK OF NOVA SCOTIA, as the Administrative Agent

By:	/s/ Stephen Johnson
Name:	Stephen Johnson
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as Term A-1 Lender and a Term B Lender

By:	/s/ Stephen Johnson
Name:	Stephen Johnson
Title:	Managing Director

AMALGAMATED BANK

By:	/s/ Arlene Small
Name:	Arlene Small
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,

By:	/s/ Gennadiy Gershman
Name:	Gennadiy Gershman
Title:	Vice President Senior Products Underwriter

CITIBANK, N.A.

By:	/s/ Jason Quinn
Name:	Jason Quinn
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Robert S. Taylor
Name:	Robert S. Taylor
Title:	Senior Vice President

By:	/s/ Barbara Peters
Name:	Barbara Peters
Title:	Assistant Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/ Tamira S. Treffers-Herrera
Name:	Tamira S. Treffers-Herrera
Title:	Executive Director

By:	/s/ Nicholas J Baikie
Name:	Nicholas J. Baikie
Title:	Attorney-in-fact

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Sarah Wu
Name:	Sarah Wu
Title:	Director

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

FIRST COMMERCIAL BANK NEW YORK AGENCY

By:	/s/ Bruce Ju
Name:	Bruce Ju
Title:	Senior Vice President & General Manager

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Michael S. Roseman
Name:	Michael S. Roseman
Title:	Vice President

FORTIS CAPITAL CORP.

By:	/s/ Egens M. Van Iterson Scholten
Name:	Egens M. Iterson Scholten
Title:	Vice President

By:	/s/ Daniel Jaffe
Name:	Daniel Jaffe
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephen Zajac
Name:	Stephen Zajac
Title:	Senior Vice President

KBC BANK N.V., NEW YORK BRANCH

By:	/s/ Robert M. Surdam, Jr.
Name:	Robert M. Surdam, Jr.
Title:	Vice President

By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	First Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ James Fayen
Name:	James Fayen
Title:	Deputy General Manager

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES)

By:	/s/ Caroline Vérot Moore
Name:	Caroline Vérot Moore
Title:	Director

By:	/s/ Pieter van Tulder
Name:	Pieter van Tulder
Title:	Managing Director

NATIONAL CITY BANK

By:	/s/ James C. Ritchie
Name:	James C. Ritchie
Title:	Vice President

NORTH FORK BANK

By:	/s/ Philip Davi
Name:	Philip Davi
Title:	Senior Vice President

PB CAPITAL CORPORATION

By:	/s/ Christopher J. Ruzzi
Name:	Christopher J. Ruzzi
Title:	Vice President

By:	/s/ Michael Kraft
Name:	Michael Kraft
Title:	Senior Director

RAYMOND JAMES BANK, FSB

By:	/s/ Laurens F. Schaad Jr.
Name:	Laurens F. Schaad Jr.
Title:	Vice President

SOVEREIGN BANK

By:	/s/ Antonia Badolato
Name:	Antonia Badolato
Title:	Senior Vice President

STATE BANK OF INDIA, NEW YORK

By:	/s/ Ashok Wanchoo
Name:	Ashok Wanchoo
Title:	President & Head (Credit)

SUNTRUST BANK

By:	/s/ Susan M. Hall
Name:	Susan M. Hall
Title:	Managing Director

TD BANKNORTH, NA

By:	/s/ John Mercier
Name:	John Mercier
Title:	Senior Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Olive Kidd
Name:	Olive Kidd
Title:	Authorized Signatory

By:	/s/ Dierdre Reddan
Name:	Dierdre Reddan
Title:	Authorized Signatory

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

By:	/s/ George Lim
Name:	George Lim
Title:	FVP & General Manager

By:	/s/ Mario Sheng
Name:	Mario Sheng
Title:	Assistant Vice President

SCHEDULE II

COMMITMENTS AND PERCENTAGES

Term A-1 Loans – $700,000,000 (maximum principal amount)

Term A-1 Loan Lender	Commitment Amount	Percentage
Credit Suisse, Cayman Islands Branch	$111,750,000	15.9643%
JPMorgan Chase Bank, N.A.	$51,750,000	7.3929%
Amalgamated Bank	$10,000,000	1.4286%
Bank of America, N.A.	$49,000,000	7.0000%
Citibank, N.A.	$45,000,000	6.4286%
Commerzbank AG, New York and Grand Cayman Branches	$15,000,000	2.1429%
Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A. “Rabobank Nederland”, New York Branch	$20,000,000	2.8571%
First Commercial Bank New York Agency	$6,500,000	0.9286%
First Tennessee Bank National Association	$15,000,000	2.1429%
Fortis Capital Corp.	$59,500,000	8.5000%
KBC N.V., New York Branch	$20,000,000	2.8571%
Mizuho Corporate Bank, Ltd.	$20,000,000	2.8571%
Natixis Banques Populaires	$35,000,000	5.0000%
National City Bank	$20,000,000	2.8571%
North Fork Bank	$12,000,000	1.7143%
PB Capital Corporation	$10,000,000	1.4286%
Raymond James Bank, FSB	$24,000,000	3.4286%

Term A-1 Loan Lender	Commitment Amount	Percentage
Sovereign Bank	$25,000,000	3.5714%
State Bank of India, NY	$5,500,000	0.7857%
SunTrust Bank	$50,000,000	7.1429%
TD Banknorth, N.A.	$25,000,000	3.5714%
The Bank of Nova Scotia	$44,000,000	6.2857%
The Governor and Company of the Bank of Ireland	$6,000,000	0.8571%
United Overseas Bank Limited, New York Agency	$20,000,000	2.8571%

COMMITMENTS AND PERCENTAGES

Term B Loans – $500,000,000 (maximum principal amount)

Term B Loan Lender	Commitment Amount	Percentage
The Bank of Nova Scotia	$500,000,000	100%

EXHIBIT A

AFFIRMATION AND CONSENT

January 26, 2007

The Bank of Nova Scotia,

as Administrative Agent

    -and -

Each of the Lenders party

to the Credit Agreement

referred to below

WEIGHT WATCHERS INTERNATIONAL, INC.

Ladies and Gentlemen:

This Affirmation and Consent is delivered to you pursuant to Section 3.1.4 of the Supplement, dated as of the date hereof (the “Supplement”), among Weight Watchers International, Inc., a Virginia corporation (the “Borrower”), the Lenders party thereto, Credit Suisse Securities (USA) LLC and JPMorgan Securities Inc., as Joint Bookrunners and Joint Lead Arrangers for the Term A-1 Loans and the Term B Loans, and The Bank of Nova Scotia, as the Administrative Agent for the Lenders, to the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as amended on or prior to the date hereof and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Agents. Terms not otherwise defined herein have the meaning assigned to such term in the Credit Agreement.

By its signature below, each of the undersigned (each a “Signatory”) hereby acknowledges, consents and agrees to the modification of the Credit Agreement pursuant to the terms and provisions set forth in the Supplement.

Each Signatory acknowledges that the Borrower has incurred (or may incur) up to $700,000,000 of additional Debt in the form of Term A-1 Loans and up to $500,000,000 of additional Debt in the form of Term B Loans (collectively with all fees, interest and expenses related thereto, the “New Obligations”). Also, each Signatory hereby reaffirms, as of the Supplement Effective Date (as defined in the Supplement), (i) the covenants and agreements contained in each Loan Document to which it is a party, including as such covenants and agreements may be modified by the Supplement, (ii) its guarantee of payment of the Obligations (including, without limitation, the New Obligations) pursuant to the applicable Guaranty, and (iii) its pledges and other grants of Liens in respect of the Obligations (including, without limitation, the New Obligations) pursuant to the applicable Loan Documents to which such Signatory is a party.

Each Signatory hereby represents and warrants that, immediately before and after giving effect to the Supplement, (i) no Default has occurred and is continuing, and (ii) each Loan Document, to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

Each Signatory further confirms that each Loan Document, to which it is a party, is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Supplement Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the Supplement.

Each Signatory hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender of this document shall not be construed in any manner to establish (or indicate) any course of dealing on the Administrative Agent’s or any Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

This Affirmation and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. This Affirmation and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

THIS AFFIRMATION AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Affirmation and Consent may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Affirmation and Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Affirmation and Consent.

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Affirmation and Consent as of the date first above written.

WAIST WATCHERS, INC.

WEIGHT WATCHERS DIRECT, INC.

WEIGHT WATCHERS NORTH AMERICA, INC.

W/W TWENTYFIRST CORPORATION

W.W. WEIGHT REDUCTION SERVICES, INC.

W.W.I. EUROPEAN SERVICES, LTD

W.W. INVENTORY SERVICE CORP.

58 WW FOOD CORP.

WEIGHT WATCHERS CAMPS, INC.

W.W. CAMPS AND SPAS, INC.

By:
Title:

WW FUNDING CORP.

By:
Title:

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